UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2011

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois		60181
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Ashley Ellis Acquisition

On August 31, 2011, General Employment Enterprises, Inc. (the “Company”) entered into and closed an asset purchase agreement with Ashley Ellis LLC, an Illinois limited liability company (“Ashley Ellis”), and Brad A. Imhoff (the “Asset Purchase Agreement”), for the purchase of certain assets of Ashley Ellis, including customer lists, comprising Ashley Ellis’ services business.  Ashley Ellis’ services business was operated from offices in Illinois, Texas and Georgia and provided services related to the recruitment and placement of technical personnel.  The Asset Purchase Agreement was deemed effective on September 1, 2011.  Brad A. Imhoff is the brother of Herbert F. Imhoff, Jr., a director and President of the Company.

As consideration for the assets, the Company paid Ashley Ellis $200,000 on the date of closing and agreed to pay Ashley Ellis an additional $200,000 within six months of closing.  The Company also agreed to issue to Ashley Ellis 1,250,000 shares of the Company’s common stock (the “Shares”). The total consideration is equal to approximately 3X projected 2011 EBITDA for Ashley Ellis.  The Company intends to issue the Shares following receipt of final approval of an additional listing application for such Shares by the NYSE Amex Stock Exchange.

In connection with the transactions contemplated by the Asset Purchase Agreement, on August 31, 2011, the Company and Ashley Ellis entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which Ashley Ellis was granted certain piggyback registration rights with respect to the Shares to be issued to Ashley Ellis under the Asset Purchase Agreement.  The Registration Rights Agreement contains certain indemnification provisions for the benefit of the Company and Ashley Ellis and other customary provisions.

The foregoing summaries of the Asset Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Asset Purchase Agreement and the Registration Rights Agreement, which are attached hereto as Exhibit 2.1 and 10.1, respectively, and are incorporated herein by reference.

Gallagher Employment Agreement and Change of Control Agreement

In connection with the transactions contemplated by the Asset Purchase Agreement, on August 31, 2011, the Company entered into an employment agreement (the “Gallagher Employment Agreement”) and a change of control agreement (the “Gallagher Change of Control Agreement”) with Katy M. Gallagher.  Ms. Gallagher will serve as the Vice President of Operations and the Vice President of the Professional Staffing Division of the Company.  The Gallagher Employment Agreement provides for a three-year term ending on September 1, 2014, unless Ms. Gallagher’s employment is earlier terminated in accordance with the provisions thereof.  Ms. Gallagher is to receive a base salary at the rate of $150,000 per year for the term of the Gallagher Employment Agreement.  Upon the Death, Disability, expiration of the term of the Gallagher Employment Agreement, or a termination of Ms. Gallagher’s employment with Cause (each as defined in the Gallagher Employment Agreement), the Company’s obligations are limited generally to paying Ms. Gallagher her base salary through the termination date.

The term of the Gallagher Change of Control Agreement commenced on August 31, 2011 and will terminate on the earlier of (i) three years following the date of execution; (ii) termination of Ms. Gallagher’s employment; or (iii) the execution of a written agreement between the Company and Ms. Gallagher terminating the Gallagher Change of Control Agreement.  Under the Gallagher Change of Control Agreement, in the event that the Company terminates Ms. Gallagher’s employment without Cause or Ms. Gallagher resigns with Good Reason after a Change of Control (each as defined in the Gallagher Change of Control Agreement), Ms. Gallagher will receive, subject to her execution of a separation agreement and release of claims in a form reasonably satisfactory to the Company, (i) a lump sum payment equal to all unpaid compensation remaining from the day of separation to the end of the term of the Gallagher Employment Agreement; (ii) continuation of health insurance benefits for six months following her separation from service; (iii) reimbursement for the premiums associated with COBRA for 18 months following the six-month continuation of health insurance period; and (iv) the same percentage of Company-paid group-term life insurance benefits as were provided to Ms. Gallagher and her family under plans of the Company as of the Change of Control for a total of twenty-four months following the year in which Ms. Gallagher separates from service.

The foregoing summaries of the Gallagher Employment Agreement and the Gallagher Change of Control Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Gallagher Employment Agreement and the Gallagher Change of Control Agreement, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Zizza Employment Agreement and Change of Control Agreement

On September 7, 2011, the Company and Salvatore J. Zizza, the Company’s Chairman and Chief Executive Officer, entered into an employment agreement (the “Zizza Employment Agreement”) and a change of control agreement (the “Zizza Change of Control Agreement”), each dated as of September 1, 2011.  The Zizza Employment Agreement provides for a two-year term ending on September 1, 2013, unless Mr. Zizza’s employment is earlier terminated by either party in accordance with the provisions thereof.  Mr. Zizza is to receive a base salary at the rate of $120,000 per year, subject to increase in the discretion of the Board of Directors of the Company.  Mr. Zizza will also receive a life insurance policy with coverage equal to two times his base salary and a disability income insurance policy with coverage equal to 50% of his base salary.  Mr. Zizza will be entitled to receive equity compensation on the same terms and conditions as other executives and members of the Board of Directors of the Company.  In the event that Mr. Zizza’s employment is terminated (other than as a result of Mr. Zizza’s death or disability) either (i) by the Company for a reason other than Cause or (ii) by Mr. Zizza for Good Reason (each as defined in the Zizza Employment Agreement), Mr. Zizza will continue to receive his base salary and other benefits provided under the Zizza Employment Agreement for the remainder of the term of the Zizza Employment Agreement.

The term of the Zizza Change of Control Agreement commenced on September 1, 2011 and will terminate on the earlier of (i) two years following the date of execution; (ii) termination of Mr. Zizza’s employment; or (iii) the execution of a written agreement between the Company and Mr. Zizza terminating the Zizza Change of Control Agreement.  Under the Zizza Change of Control Agreement, in the event that the Company terminates Mr. Zizza’s employment without Cause or Mr. Zizza resigns with Good Reason after a Change of Control (each as defined in the Zizza Change of Control Agreement), Mr. Zizza will receive, subject to his execution of a separation agreement and release of claims in a form reasonably satisfactory to the Company, (i) a lump sum payment equal to all unpaid compensation remaining from the day of separation to the end of the term of the Zizza Employment Agreement; (ii) continuation of health insurance benefits for six months following his separation from service; (iii) reimbursement for the premiums associated with COBRA for 18 months following the six-month continuation of health insurance period; and (iv) the same percentage of Company-paid group-term life insurance benefits as were provided to Mr. Zizza and his family under plans of the Company as of the Change of Control for a total of twenty-four months following the year in which Mr. Zizza separates from service.

The foregoing summaries of the Zizza Employment Agreement and the Zizza Change of Control Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Zizza Employment Agreement and the Zizza Change of Control Agreement, which are attached hereto as Exhibits 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under “Ashley Ellis Acquisition” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The Shares will be issued in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, in a transaction not involving a public offering.

The information set forth under “Ashley Ellis Acquisition” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure and Appointment of Certain Officers

On August 31, 2011, Marilyn L. White was terminated from her position as Vice President of the Company.

In connection with the transactions contemplated by the Asset Purchase Agreement, as of August 31, 2011, the Board of Directors of the Company appointed Brad A. Imhoff to serve as the Company’s Chief Operating Officer and President of the Professional Staffing Division. As of August 31, 2011, Herbert F. Imhoff, Jr. no longer serves as Chief Operating Officer of the Company, but has retained his positions as a director and President of the Company.

Brad A. Imhoff, 48, founded Ashley Ellis, a company that provided services related to the recruitment and placement of technical personnel, in January 2009 and served as its Chief Executive Officer and sole member from January 2009 until August 31, 2011, at which time substantially all of the assets of Ashley Ellis were acquired by the Company.  Prior to founding Ashley Ellis, Mr. Imhoff worked as a sales consultant and participated in sales training seminars from January 2005 to January 2009.  Prior to that, Mr. Imhoff managed and co-owned Camden Aviation LLC, a private jet charter company, from January 2000 to January 2005 and, co-founded and served as Chief Executive Officer of Camden Vale Corporation, an information technology recruiting firm, from January 1995 to October 2001.  Mr. Imhoff previously served as Vice President of Staffing of the Company from October 1985 to January 1995.

Certain Relationships and Related Party Transactions

Brad A. Imhoff is the brother of Herbert F. Imhoff, Jr., a director and President of the Company. On August 31, 2011, the Company entered into and closed the Asset Purchase Agreement and purchased certain assets of Ashley Ellis.  Brad A. Imhoff and Ashley Ellis, an entity of which Brad A. Imhoff is the sole member and Chief Executive Officer, were parties to the transaction.  As consideration for the assets, the Company paid Ashley Ellis $200,000 on the date of closing and agreed to pay Ashley Ellis an additional $200,000 within six months of closing.  The Company also agreed to issue to Ashley Ellis 1,250,000 shares of the Company’s common stock.  As the sole member of Ashley Ellis, Brad A. Imhoff has an interest in the entire consideration paid by the Company to Ashley Ellis for the assets.

Imhoff Employment Agreement and Change of Control Agreement

In connection with Brad A. Imhoff’s appointment as Chief Operating Officer and President of the Professional Staffing Division of the Company, the Company entered into an employment agreement (the “Imhoff Employment Agreement”) and a change of control agreement (the “Imhoff Change of Control Agreement”) with Mr. Imhoff, each dated as of August 31, 2011.  The Imhoff Employment Agreement provides for a three-year term ending on September 1, 2014, unless Mr. Imhoff’s employment is earlier terminated in accordance with the provisions thereof.  Mr. Imhoff is to receive a base salary at the rate of $180,000 per year for the term of the Imhoff Employment Agreement.  Mr. Imhoff is also entitled to receive an annual bonus equal to 10% of the increase in profits earned by the Company’s Professional Staffing Division over the prior fiscal year minus an agreed upon corporate allocation and not including any profits of acquired entities or assets until the applicable earnout periods related thereto have expired.  The fiscal year ending September 30, 2011 will be used as the first baseline to determine the profitability bonus and will be used in subsequent years to determine the profitability bonus to the extent that profits in subsequent years are less than profits for the fiscal year ending September 30, 2011. Upon the expiration of the term of the Imhoff Employment Agreement or termination of Mr. Imhoff’s employment by the Company with cause under the circumstances set forth in the Imhoff Employment Agreement, the Company’s obligations are limited generally to paying Mr. Imhoff his base salary through the termination date.

The term of the Imhoff Change of Control Agreement commenced on August 31, 2011 and will terminate on the earlier of (i) three years following the date of execution; (ii) termination of Mr. Imhoff’s employment; or (iii) the execution of a written agreement between the Company and Mr. Imhoff terminating the Imhoff Change of Control Agreement.  Under the Imhoff Change of Control Agreement, in the event that the Company terminates Mr. Imhoff’s employment without Cause or Mr. Imhoff resigns with Good Reason after a Change of Control (each as defined in the Imhoff Change of Control Agreement), Mr. Imhoff will receive, subject to his execution of a separation agreement and release of claims in a form reasonably satisfactory to the Company, (i) a lump sum payment equal to all unpaid compensation remaining from the day of separation to the end of the term of the Imhoff Employment Agreement; (ii) continuation of health insurance benefits for six months following his separation from service; (iii) reimbursement for the premiums associated with COBRA for 18 months following the six-month continuation of health insurance period; and (iv) the same percentage of Company-paid group-term life insurance benefits as were provided to Mr. Imhoff and his family under plans of the Company as of the Change of Control for a total of twenty-four months following the year in which Mr. Imhoff separates from service.

The foregoing summaries of the Imhoff Employment Agreement and the Imhoff Change of Control Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Imhoff Employment Agreement and the Imhoff Change of Control Agreement, which are attached hereto as Exhibits 10.6 and 10.7, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events

On August 31, 2011, the Company issued a press release announcing the entry into the Asset Purchase Agreement.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The Company has determined that financial statements of the business acquired are not required to be filed herewith pursuant to Rule 8-04 of Regulation S-X.

(b)           Pro Forma Financial Information.

The Company has determined that pro forma financial information is not required to be filed herewith pursuant to Rule 8-05 of Regulation S-X.

(d)           Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of August 31, 2011, by and among General Employment Enterprises, Inc., Ashley Ellis LLC and Brad A. Imhoff.
10.1	Registration Rights Agreement, dated as of August 31, 2011, by and between General Employment Enterprises, Inc. and Ashley Ellis LLC.
10.2	Employment Agreement, dated as of August 31, 2011, by and between General Employment Enterprises, Inc. and Katy M. Gallagher.
10.3	Change of Control Agreement, dated as of August 31, 2011, by and between General Employment Enterprises, Inc. and Katy M. Gallagher.
10.4	Employment Agreement, dated as of September 1, 2011, by and between General Employment Enterprises, Inc. and Salvatore J. Zizza.
10.5	Change of Control Agreement, dated as of September 1, 2011, by and between General Employment Enterprises, Inc. and Salvatore J. Zizza.
10.6	Employment Agreement, dated as of August 31, 2011, by and between General Employment Enterprises, Inc. and Brad A. Imhoff.
10.7	Change of Control Agreement, dated as of August 31, 2011, by and between General Employment Enterprises, Inc. and Brad A. Imhoff.
99.1	Press Release dated August 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 7, 2011	GENERAL EMPLOYMENT ENTERPRISES, INC.

	By:	/s/ James R. Harlan
		Name:	James R. Harlan
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of August 31, 2011, by and among General Employment Enterprises, Inc., Ashley Ellis LLC and Brad A. Imhoff.
10.1	Registration Rights Agreement, dated as of August 31, 2011, by and between General Employment Enterprises, Inc. and Ashley Ellis LLC.
10.2	Employment Agreement, dated as of August 31, 2011, by and between General Employment Enterprises, Inc. and Katy M. Gallagher.
10.3	Change of Control Agreement, dated as of August 31, 2011, by and between General Employment Enterprises, Inc. and Katy M. Gallagher.
10.4	Employment Agreement, dated as of September 1, 2011, by and between General Employment Enterprises, Inc. and Salvatore J. Zizza.
10.5	Change of Control Agreement, dated as of September 1, 2011, by and between General Employment Enterprises, Inc. and Salvatore J. Zizza.
10.6	Employment Agreement, dated as of August 31, 2011, by and between General Employment Enterprises, Inc. and Brad A. Imhoff.
10.7	Change of Control Agreement, dated as of August 31, 2011, by and between General Employment Enterprises, Inc. and Brad A. Imhoff.
99.1	Press Release dated August 31, 2011.